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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 20, 2004


                              SunTrust Banks, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
        Georgia                            001-08918                            58-1575035
------------------------           ------------------------         ----------------------------------
(State of incorporation)           (Commission File Number)           (IRS Employer Identification No.)


         303 Peachtree Street, N.E.                                   30308
             Atlanta, Georgia                                   ---------------
-----------------------------------------------------              (Zip Code)
      (Address of principal executive offices)


        Registrant's telephone number, including area code: 404-588-7165




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  The following exhibit is furnished herewith.
                  Exhibit No. 99.1    Press release.


ITEM 9.  REGULATION FD DISCLOSURE.

         SunTrust Banks, Inc. (the "Company") will issue the press release furnished as Exhibit 99.1 hereto announcing that Jeffrey C. Crowe and Robert M. Beall, II have been elected to the Company's Board of Directors and Summerfield K. Johnston, Jr., R. Randall Rollins and James B. Williams, having reached mandatory retirement age, are retiring from the Company's Board of Directors.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: April 20, 2004                            SUNTRUST BANKS, INC.



                                                By:  /s/ Raymond D. Fortin
                                                   ----------------------------
                                                    Raymond D. Fortin
                                                    Senior Vice President



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